                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 1999
                                                        -----------------

                         COMMISSION FILE NUMBER 0-7570

   DELAWARE             CANANDAIGUA BRANDS, INC.                 16-0716709
                        AND ITS SUBSIDIARIES:
   NEW YORK             BATAVIA WINE CELLARS, INC.               16-1222994
   NEW YORK             CANANDAIGUA WINE COMPANY, INC.           16-1462887
   NEW YORK             CANANDAIGUA EUROPE LIMITED               16-1195581
   ENGLAND AND WALES    CANANDAIGUA LIMITED                             ---
   NEW YORK             POLYPHENOLICS, INC.                      16-1546354
   NEW YORK             ROBERTS TRADING CORP.                    16-0865491
   DELAWARE             BARTON INCORPORATED                      36-3500366
   DELAWARE             BARTON BRANDS, LTD.                      36-3185921
   MARYLAND             BARTON BEERS, LTD.                       36-2855879
   CONNECTICUT          BARTON BRANDS OF CALIFORNIA, INC.        06-1048198
   GEORGIA              BARTON BRANDS OF GEORGIA, INC.           58-1215938
   NEW YORK             BARTON DISTILLERS IMPORT CORP.           13-1794441
   DELAWARE             BARTON FINANCIAL CORPORATION             51-0311795
   WISCONSIN            STEVENS POINT BEVERAGE CO.               39-0638900
   ILLINOIS             MONARCH IMPORT COMPANY                   36-3539106
   GEORGIA              THE VIKING DISTILLERY, INC.              58-2183528
(State or other         (Exact name of registrant as       (I.R.S. Employer
 jurisdiction of        specified in its charter)          Identification
 incorporation or                                          No.)
organization)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)    (Zip Code)


   Registrant's telephone number, including area code (716) 393-4130
                                                      --------------


          -------------------------------------------------------------
    (Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed to be incorporated into registration statement No. 333-67037:

1.1. Underwriting Agreement dated February 25, 1999 by and among Canandaigua Brands, Inc., Batavia Wine Cellars, Inc., Barton Incorporated, Barton Brands, Ltd., Barton Beers, Ltd., Barton Brands of California, Inc., Barton Brands of Georgia, Inc., Barton Distillers Import Corp., Barton Financial Corporation, Stevens Point Beverage Co., Canandaigua Limited, Monarch Import Company, Canandaigua Wine Company, Inc., The Viking Distillery, Inc., Canandaigua Europe Limited, Roberts Trading Corp. and Polyphenolics, Inc., as Issuers, and Chase Securities Inc., Credit Suisse First Boston Corporation, Fleet Securities, Inc., Schroder & Co. Inc. and Scotia Capital Markets (USA) Inc., as Underwriters.

99.1 Form of Indenture dated as of February 25, 1999 by and among Canandaigua Brands, Inc., as Issuer, and Batavia Wine Cellars, Inc., Barton Incorporated, Barton Brands, Ltd., Barton Beers, Ltd., Barton Brands of California, Inc., Barton Brands of Georgia, Inc., Barton Distillers Import Corp., Barton Financial Corporation, Stevens Point Beverage Co., Canandaigua Limited, Monarch Import Company, Canandaigua Wine Company, Inc., The Viking Distillery, Inc., Canandaigua Europe Limited, Roberts Trading Corp. and Polyphenolics, Inc., as Guarantors, and Harris Trust and Savings Bank, as Trustee.

99.2 Form of Supplemental Indenture No. 1 dated as of February 25, 1999 by and among Canandaigua Brands, Inc., as Issuer, and Batavia Wine Cellars, Inc., Barton Incorporated, Barton Brands, Ltd., Barton Beers, Ltd., Barton Brands of California, Inc., Barton Brands of Georgia, Inc., Barton Distillers Import Corp., Barton Financial Corporation, Stevens Point Beverage Co., Canandaigua Limited, Monarch Import Company, Canandaigua Wine Company, Inc., The Viking Distillery, Inc., Canandaigua Europe Limited, Roberts Trading Corp. and Polyphenolics, Inc., as Guarantors, and Harris Trust and Savings Bank, as Trustee.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           CANANDAIGUA BRANDS, INC.

Dated:  March 3, 1999      By:  /s/ Thomas S. Summer
                               --------------------------------
                               Thomas S. Summer, Senior Vice
                               President and Chief Financial
                               Officer


                                 SUBSIDIARIES


                           BATAVIA WINE CELLARS, INC.

Dated:  March 3, 1999      By:  /s/ Thomas S. Summer
                               --------------------------------
                               Thomas S. Summer, Treasurer


                           CANANDAIGUA WINE COMPANY, INC.

Dated:  March 3, 1999      By:  /s/ Thomas S. Summer
                               --------------------------------
                               Thomas S. Summer, Treasurer

                           CANANDAIGUA EUROPE LIMITED

Dated:  March 3, 1999      By:  /s/ Thomas S. Summer
                               --------------------------------
                               Thomas S. Summer, Treasurer


                           CANANDAIGUA LIMITED

Dated:  March 3, 1999      By:  /s/ Thomas S. Summer
                               --------------------------------
                               Thomas S. Summer, Director
                               (Principal Financial Officer and
                               Principal Accounting Officer)


                           POLYPHENOLICS, INC.

Dated:  March 3, 1999      By:  /s/ Thomas S. Summer
                               --------------------------------
                               Thomas S. Summer, Vice President
                               and Treasurer



                           ROBERTS TRADING CORP.

Dated:  March 3, 1999      By:  /s/ Thomas S. Summer
                               --------------------------------
                               Thomas S. Summer, Treasurer


                           BARTON INCORPORATED

Dated:  March 3, 1999      By:  /s/ Thomas S. Summer
                               --------------------------------
                               Thomas S. Summer, Vice President


                           BARTON BRANDS, LTD.

Dated:  March 3, 1999      By:  /s/ Thomas S. Summer
                               --------------------------------
                               Thomas S. Summer, Vice President


                           BARTON BEERS, LTD.

Dated:  March 3, 1999      By:  /s/ Thomas S. Summer
                               --------------------------------
                               Thomas S. Summer, Vice President

                           BARTON BRANDS OF CALIFORNIA, INC.

Dated:  March 3, 1999      By:  /s/ Thomas S. Summer
                               --------------------------------
                               Thomas S. Summer, Vice President


                           BARTON BRANDS OF GEORGIA, INC.

Dated:  March 3, 1999      By:  /s/ Thomas S. Summer
                               --------------------------------
                               Thomas S. Summer, Vice President


                           BARTON DISTILLERS IMPORT CORP.

Dated:  March 3, 1999      By:  /s/ Thomas S. Summer
                               --------------------------------
                               Thomas S. Summer, Vice President


                           BARTON FINANCIAL CORPORATION

Dated:  March 3, 1999      By:  /s/ Thomas S. Summer
                               --------------------------------
                               Thomas S. Summer, Vice President


                           STEVENS POINT BEVERAGE CO.

Dated:  March 3, 1999      By:  /s/ Thomas S. Summer
                               --------------------------------
                               Thomas S. Summer, Vice President


                           MONARCH IMPORT COMPANY

Dated:  March 3, 1999      By:  /s/ Thomas S. Summer
                               --------------------------------
                               Thomas S. Summer, Vice President


                           THE VIKING DISTILLERY, INC.

Dated:  March 3, 1999      By:  /s/ Thomas S. Summer
                               --------------------------------
                               Thomas S. Summer, Vice President